UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): November 16, 2018
Churchill Downs Incorporated
(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Churchill Downs Incorporated (“CDI”) (Nasdaq: CHDN) announced today that WKY Development, LLC ("WKY") - a joint venture between CDI and Keeneland Association Inc. ("Keeneland") - was awarded a racing license by the Kentucky Horse Racing Commission ("KHRC") for twelve live Standardbred racing dates beginning in October 2019 at WKY's racing venue proposed to be constructed in Oak Grove, Kentucky in Christian County.
A copy of the press release announcing the awarding of the racing license is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 16, 2018 issued by Churchill Downs Incorporated.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

Date: November 16, 2018	By:	/s/ Bradley K. Blackwell
	Name:	Bradley K. Blackwell
	Title:	Senior Vice President, General Counsel and Secretary